Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Madison Avenue Media, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Molinari, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: November 15, 2009

/s/ Stephen Molinari
Stephen Molinari
Chairman and Acting Chief Financial Officer
(Principal Financial Officer)